UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 28, 2025, Canopy Growth Corporation (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with BMO Capital Markets Corp. (the “U.S. Agent”) and BMO Nesbitt Burns Inc. (the “Canadian Agent”, and together with the U.S. Agent, the “Agents” and each an “Agent”), pursuant to which the Company may offer and sell, from time to time, up to an aggregate offering price of up to $200,000,000 (or the equivalent in Canadian currency) of the Company’s common shares (the “Common Shares”) through the Agents. The U.S. Agent may sell Common Shares only in the United States (the “U.S. Offering”), and the Canadian Agent may sell Common Shares only on marketplaces in Canada (the “Concurrent Canadian Offering”). It is expected that the Equity Distribution Agreement will replace the equity distribution agreement, dated June 6, 2024, among the Company and the Agents.

In the U.S. Offering, sales of Common Shares, if any, will be made by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including, but not limited to, sales made directly on The Nasdaq Global Select Market or any other trading market for the Common Shares in the United States or pursuant to any other sales method used by the U.S. Agent. In the Concurrent Canadian Offering, sales of Common Shares, if any, will be made in transactions that are deemed to be “at-the-market distributions” as defined in National Instrument 44-102 — Shelf Distributions, including sales made by the Canadian Agent directly on the Toronto Stock Exchange or any other marketplace for the Common Shares in Canada or pursuant to any other sales method used by the Canadian Agent. The Agents may also sell the Common Shares by any other method agreed by the Company and the applicable Agent and permitted by applicable law, including, without limitation, as block transactions. Actual sales of Common Shares pursuant to the Equity Distribution Agreement will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Common Shares, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

Subject to the terms and conditions of the Equity Distribution Agreement, the Agents will use their commercially reasonable efforts to sell the Common Shares from time to time, as sales agents, based upon the Company’s instructions.

The Company has no obligation to sell any of the Common Shares and may at any time suspend offers under the Equity Distribution Agreement, and either the Company or the Agents may terminate the Equity Distribution Agreement at any time. The Equity Distribution Agreement contains customary representations, warranties and covenants of the Company, indemnification rights and obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Equity Distribution Agreement were made only for purposes of the Equity Distribution Agreement and as of specific dates, were solely for the benefit of the parties to the Equity Distribution Agreement and are subject to certain limitations contained in the Equity Distribution Agreement. Accordingly, investors and security holders should not rely on the representations and warranties in the Equity Distribution Agreement as characterizations of the actual state of facts.

The U.S. Offering is being made pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-279949), filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2024 (the “Registration Statement”), a base prospectus, dated June 5, 2024, included as part of the Registration Statement, and a prospectus supplement, dated February 28, 2025 filed with the SEC pursuant to Rule 424(b)(5) on February 28, 2025. The Concurrent Canadian Offering is being made pursuant to a preliminary short form base shelf prospectus dated May 14, 2024, a (final) short form base shelf prospectus dated June 5, 2024 and a prospectus supplement dated February 28, 2025, filed with the securities commissions or similar authorities in each of the provinces and territories of Canada.

This Current Report on Form 8-K (this “Current Report”) shall not constitute an offer to sell or the solicitation of an offer to buy the Common Shares nor shall there be any sale of the Common Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

The legal opinion of Cassels Brock & Blackwell LLP relating to the Common Shares being offered pursuant to the Equity Distribution Agreement is filed as Exhibit 5.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1*+	Equity Distribution Agreement, dated as of February 28, 2025, by and among Canopy Growth Corporation and BMO Capital Markets Corp. and BMO Nesbitt Burns Inc.
5.1	Opinion of Cassels Brock & Blackwell LLP
23.1	Consent of Cassels Brock & Blackwell LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

*     A non-material exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of the omitted exhibit upon request by the SEC.

+     Portions of this exhibit have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANOPY GROWTH CORPORATION

Date: February 28, 2025	By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer